UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Primera Boulevard, Suite 3130
Lake Mary, Florida 32746
(Address of principal executive offices)(Zip Code)

(321) 363-5100
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K filed by the Company on July 17, 2009 is filed to correct an inadvertent error in updating certain amounts in our proxy statement dated April 27, 2009 (the “Proxy Statement”) in the table entitled “Securities Authorized For Issuance Under Equity Compensation Plans”. Although these corrections do not affect our audited financial statements for the year ended December 31, 2008, since this information is incorporated into our Annual Report on Form 10-K for the year ended December 31, 2008, we are disclosing the corrected table below, to ensure that investors have accurate information.

Item 8.01 Other Events.

Proxy Statement

Securities Authorized For Issuance Under Equity Compensation Plans

	Number of securities to be ssued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,223,029	(1)	$ 4.01	1,407,482

Equity compensation plans not approved by security holders	6,934,260	(2)	$ 3.37	N/A

Total	8,157,289		$ 3.47	1,407,482

(1)
Consists of, as of December 31, 2008: (i) an aggregate of 200,000 presently unexercisable options issued to our directors under individual written option agreements, (ii) an aggregate of 342,500 presently exercisable and 620,529 presently unexercisable options issued to our employees under individual written option agreements, and (iii) an aggregate of 60,000 presently exercisable non-employee options issued to consultants of the Company.

(2)
Consists of, as of December 31, 2008: (i) an aggregate of 3,496,371 presently exercisable and 980,000 presently unexercisable options issued to our named executive officers and directors under individual written employment and/or option agreements, (ii), an aggregate of 735,000 presently exercisable and 191,889 presently unexercisable employee options issued to our employees under individual written option agreements and (iii) an aggregate of 81,000 presently exercisable and 1,450,000 presently unexercisable non-employee  options issued to consultants of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation*

* Previously filed as an exhibit to Form 8-K filed with the Securities & Exchange Commission on July 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 22, 2009	/s/ Cary J. Claiborne
Name: Cary J. Claiborne Title: President, Chief Executive Officer and Chief Financial Officer